EXECUTION COPY

Exhibit 10.34

FIRST AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER
This FIRST AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER (this “Amendment”) is entered into and effective as of January 29, 2014 among FIG LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries and Affiliates of the Borrower (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of February 26, 2013 (as amended and modified from time to time, the “Credit Agreement”);
WHEREAS, certain of the Loan Parties and their Subsidiaries propose to enter into and consummate the transactions described on Exhibit A hereto (together with such other transactions reasonably necessary or desirable to consummate the foregoing (the “ALCO Transaction”);
WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, consent to the ALCO Transaction and waive any Default or Event of Default resulting therefrom; and
WHEREAS, the Required Lenders are willing to agree to such amendments, consent and waiver, subject to the terms and conditions as more fully set forth below.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.Amendments to Credit Agreement. Subject to the satisfaction of the applicable conditions precedent set forth in Section 3 below, from and after the date hereof, the Credit Agreement is hereby amended as follows:
(a)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Affiliated Alternative Asset Business” means a business that generates annual Management Fees but with respect to which the Loan Parties and their Subsidiaries hold less than a majority of the total issued and outstanding Equity Interest of the Person directly or indirectly managing such business.
“First Amendment” means that certain First Amendment to Credit Agreement, Consent and Waiver, dated as of the First Amendment Effective Date, by and among the

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Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means January 29, 2014.

“LPA Amendment Effective Date” means the date upon which the Borrower has delivered to the Administrative Agent fully-executed copies of the amendments to each of the limited partnership agreements of FOE I and Principal Holdings in the forms attached to the First Amendment as Exhibit B thereto.
“TK Entity” means a Subsidiary of a Loan Party (without giving effect to the last sentence in the definition of Subsidiary) substantially all of whose assets are subject to a TK Agreement.
“TK Parent” means a Subsidiary of a Loan Party (without giving effect to the last sentence in the definition of Subsidiary) who is the direct owner of a TK Entity.
(b)    The definition of “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (j) thereof and replacing it with “; plus” and (ii) inserting the following new clause (k) immediately after clause (j) thereof:
(k)    with respect to any Affiliated Alternative Asset Business of such Person, the lesser of (A) (x) the EBITDA (if positive) of such Affiliated Alternative Asset Business (calculated in the same manner as set forth in this definition of EBITDA) multiplied by (y) the profit percentage of such Person in such Affiliated Alternative Asset Business and (B) the actual cash received by such Person from such Affiliated Alternative Asset Business in respect of the period for which EBITDA is calculated (provided that the Borrower can designate cash received from the end of the applicable period to the date at least 10 days prior to the delivery of the applicable Quarterly Financial Compliance Certificate pursuant to Section 7.02(b) for such period to have been effectively received in the most recently ended fiscal quarter); provided that the amount of EBITDA from all Affiliated Alternative Asset Businesses cannot exceed 10% of aggregate Consolidated EBITDA during any period.

(c)    The definition of “Exchange Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the Principals of” set forth therein and substituting the words “any Person owning” in replacement therefor.
(d)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “GK Entity” and “GK Parent”.
(e)    Clause (ii) of the definition of “Incentive Income Adjustment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ii) for all Fortress Funds (other than Private Equity Funds) and for Affiliated Alternative Asset Businesses, (x) incentive income on an accrual basis as if such incentive income from such funds and businesses were payable on a quarterly basis minus (y) incentive income recorded in accordance with GAAP.

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(f)    The definition of “Management Agreements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Management Agreements” means all agreements and Organization Documents that set forth Management Fees therein to which a Loan Party or a Subsidiary is a party (including any such agreements with or Organization Documents of any Affiliated Alternative Assets Business), as more fully set forth on Schedule 6.18.
(g)    The definition of “Management Fee Earning Assets” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Management Fee Earning Assets” means the sum of (a) in connection with a Traditional Asset Business, 33% of all assets subject to a Management Agreement in which a Loan Party, directly or indirectly, earns Management Fees, (b) in connection with an Alternative Asset Business, 100% of all assets subject to a Management Agreement in which a Loan Party, directly or indirectly, earns Management Fees and (c) in connection with Investments in an Affiliated Alternative Asset Business, a percentage of all assets subject to a Management Agreement in which a Loan Party, directly or indirectly, earns Management Fees, such percentage to be based on the lowest profit share to be earned by such Loan Party during the next twelve months; provided that assets of a Fortress Fund shall not be considered to be Management Fee Earning Assets if an event occurs that causes such Fortress Fund to (or a public announcement is made that such Fortress Fund will) terminate, dissolve, liquidate or wind up, or begin process of same, other than (x) a scheduled orderly unwinding of a Private Equity Fund or (y) a Permitted Fund Termination.
(h)    The definition of “Permitted Tax Distributions” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Permitted Tax Distribution” means all Tax Distributions (as such term is defined, on the LPA Amendment Effective Date, in a Top Tier Guarantor’s partnership agreement (as amended) or with respect to Top Tier Guarantors created after the LPA Amendment Effective Date, in a manner consistent with such existing Top Tier Guarantor’s partnership agreements (as amended)).
(i)    Section 7.12(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(v)    a TK Parent.

(j)    Section 8.01(q) of the Credit Agreement is hereby amended by (i) deleting the words “Liens incurred with respect to” set forth therein and substituting the words “Liens on” in replacement therefor and (ii) deleting the words “GK Entity” set forth therein and substituting the words “TK Entity” in replacement therefor.
(k)    Section 8.01(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(v)    Liens not otherwise permitted by this Section 8.01 securing Indebtedness or other obligations not prohibited from being incurred hereunder not to exceed an aggregate amount of $35,000,000 at any one time; provided that for the purposes of this Section 8.01

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(v), the amount of any Lien shall be calculated to be the lower of (i) the amount of Indebtedness or other obligations secured by such Lien and (ii) the value of the assets subject to such Lien at the time such Lien is granted.
(l)    Section 8.02(m) of the Credit Agreement is hereby amended by deleting the words “GK Entity” set forth therein and substituting the words “TK Entity” in replacement therefor.
(m)    Section 8.04(b) of the Credit Agreement is hereby amended by inserting the words “(if fair market value of the assets subject to such Disposition is greater than zero)” immediately after the words “cash and/or Cash Equivalents” in clause (i) thereof.
(n)    The first sentence of Section 8.07 of the Credit Agreement is hereby amended by (i) deleting the words “GK Entity” set forth in clause (h) thereof and substituting the words “TK Entity” in replacement therefor; (ii) deleting the word “and” after clause (h) thereof and (iii) inserting the following at the end of clause (i) thereof:
, (j) payments in the ordinary course of business by a Loan Party on behalf of any Subsidiary or Fortress Fund which are reimbursed by such Subsidiary or Fortress Fund within a reasonable period of time not to exceed 90 days and (k) entering into any Management Agreement and transactions in accordance with the terms of any Management Agreement.
2.    Consent and Waiver under Credit Agreement. Pursuant to Section 11.01 of the Credit Agreement, the Required Lenders hereby consent to the consummation of the ALCO Transaction and the performance by the relevant Loan Parties and their Subsidiaries of their respective obligations under the ALCO Transaction. Notwithstanding anything to the contrary in any Loan Document, the Required Lenders hereby agree that neither the consummation of the ALCO Transaction nor the performance by the relevant Loan Parties and their Subsidiaries of their respective obligations under the ALCO Transaction will constitute or result in any Default or Event of Default. The Administrative Agent hereby acknowledges such consent and agreement by the Required Lenders.
3.    Effectiveness; Conditions Precedent. This Amendment (other than the amendment set forth in Section 1(h) hereof) shall be effective as of the date hereof upon satisfaction of the conditions set forth in Sections 3(a), 3(b) and 3(d) below. The amendment set forth in Section 1(h) hereof shall become effective upon the satisfaction of the condition set forth in Section 3(c) hereof and each of the other conditions set forth in this Section 3.
(a)    Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;
(b)    Receipt by the Administrative Agent of a Compliance Certificate signed by a Responsible Officer of the Borrower giving pro forma effect to the ALCO Transaction as of September 30, 2013 (as if the ALCO Transaction had been consummated on such date), calculated after giving effect to this Amendment;
(c)    Receipt by the Administrative Agent of executed copies of amendments to the limited partnership agreements of FOE I and Principal Holdings in substantially the forms attached hereto as Exhibit B; and
(d)    Payment by the Borrower of all fees and expenses then due and payable.

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4.    Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended, waived and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended, waived and modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledges and consents to the amendments and modifications set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.
5.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.
6.    Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date), (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Collateral prior to all Liens other than Permitted Liens.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:                FIG LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
GUARANTORS:            FORTRESS OPERATING ENTITY I LP,
a Delaware limited partnership
By: FIG Corp, its General Partner
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
PRINCIPAL HOLDINGS I LP,
a Delaware limited partnership
By: FIG Asset Co. LLC, its General Partner
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel
FORTRESS PRINCIPAL INVESTMENT GROUP LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel
FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FIG PARTNERS POOL (A) LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FIG PARTNERS POOL (P2) LLC,
a Delaware limited liability company
By: /s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Darleen R. Parmelee
Name:        Darleen R. Parmelee
Title:        Vice President

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer
By: /s/ Dominic Malleo
Name:        Dominic Malleo
Title:        Director

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                BARCLAYS BANK PLC,
as a Lender
By: /s/ Noam Azachi
Name:    Noam Azachi
Title:    Vice President

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                CITIBANK N.A.,
as a Lender
By: /s/ Dane Graham
Name:    Dane Graham
Title:    Director

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender
By: /s/ Doreen Barr
Name:    Doreen Barr
Title:    Authorized Signatory
By: /s/ Alex Verdone
Name:    Alex Verdone
Title:    Authorized Signatory

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By: /s/ Kirk L. Tashjian
Name:    Kirk L. Tashjian
Title:    Vice President
By: /s/ Peter Cucchiara
Name:    Peter Cucchiara
Title:    Vice President

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Harry Comninellis
Name:    Harry Comninellis
Title:    Authorized Signatory

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER

LENDERS:                WELLS FARGO BANK, N.A.,
as a Lender
By: /s/ Rosy Cohen
Name:    Rosy Cohen
Title:    Managing Director

EXHIBIT A
Summary of Proposed ALCO Transaction

The transfer of Fortress Asia Macro GP LLC and Fortress Asia Macro Advisors LLC to Adam Levinson (or one or more entities controlled by Adam Levinson) as more fully described in the materials provided to the Lenders dated January 22, 2014 and the payment of fees, costs and expenses in connection therewith.
EXHIBIT B
Amendments to Limited Partnership Agreements

Filed as Exhibits 10.10, 10.14 and 10.18 to Fortress Investment Group LLC’s Annual Report on Form
10-K (File No. 001-33294) for the year ended December 31, 2013 filed with the SEC on February 27, 2014.

FIG LLC
FIRST AMENDMENT
TO CREDIT AGREEMENT, CONSENT AND WAIVER